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                                                                    Exhibit 21.1

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                                                              STATE OR OTHER JURISDICTION OF
                NAME OF SUBSIDIARY                                     INCORPORATION
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
Crystal Decisions (Australia) Pty. Limited                                          Australia
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Crystal Decisions, Corp.                                                New Brunswick, Canada
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Crystal Decisions (France) SA                                                          France
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Crystal Decisions (Deutschland) GmbH                                                  Germany
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Crystal Decisions (Hong Kong) Limited                                               Hong Kong
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Crystal Decisions (Japan) KK                                                            Japan
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Crystal Decisions (Singapore) Pte Ltd.                                              Singapore
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Crystal Decisions (UK) Limited                               England and Wales, Delaware, USA
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Crystal Decisions (Netherlands) Holding Limited B.V.                          The Netherlands
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Crystal Decisions Holdings Limited                                                    Ireland
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Crystal Decisions (Ireland) Limited                                                   Ireland
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Crystal Decisions (Hong Kong) Limited Shanghai
Representative Office                                                               Hong Kong
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